                                                                     EXHIBIT 3.2



           CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION

                           GLOBAL ACCESS PAGERS, INC.


We the undersigned Charles McGuirk, President, and Matthew Cicero, Secretary, of Global Access Pagers, Inc. do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened, held on the 29th day of January, 1999 at 2224 Main Street, Santa Monica, CA 90405, adopted a resolution to amend the original articles as follows:

     Article I is hereby amended to read as follows:

The name of the corporation is "Integrated Communication Networks, Inc."

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 2,143,000 that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders at least a majority of each class of stock outstanding and entitled to vote thereon.


                                   /s/  CHARLES MCGUIRK
                                   --------------------------------
                                              President


                                   /s/  MATTHEW CICERO
                                   --------------------------------
                                              Secretary


State of California

County of Los Angeles

On January 29, 1999 personally appear before me, a Notary Public.

         Charles McGuirk and Matt Cicero           who acknowledged that they
--------------------------------------------------
Name(s) of Person Authorizing and Signing Document

executed the above instrument.




                                   /s/  REGIS POSSINO
[SEAL]                             --------------------------------
                                         Signature of Notary



Certififcate of Amendment of the Articles of Inc.-2

           CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION

                           GLOBAL ACCESS PAGERS, INC.


We the undersigned Charles McGuirk, President, and Matthew Cicero, Secretary, of Global Access Pagers, Inc. do hereby certify:

That the Board of Directors of said corporation at a meeting duly convened, held on the 29th day of January, 1999 at 2224 Main Street, Santa Monica, CA 90405, adopted a resolution to amend the original articles as follows:

     Article I is hereby amended to read as follows:

The name of the corporation is "Integrated Communication Networks, Inc."

The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 2,143,000 that the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders at least a majority of each class of stock outstanding and entitled to vote thereon.


         FILED
  IN THE OFFICE OF THE                  /s/  CHARLES MCGUIRK
SECRETARY OF STATE OF THE               --------------------------------
    STATE OF NEVADA                                 President

     FEB. 10 1999

No. [No. illegible]                     /s/  MATTHEW CICERO
   -----------------                    --------------------------------
                                                    Secretary
/s/ DEAN HELLER
------------------------------
DEAN HELLER, SECRETARY OF STATE


State of California

County of Los Angeles

On January 29, 1999 personally appear before me, a Notary Public.

         Charles McGuirk and Matt Cicero           who acknowledged that they
--------------------------------------------------
Name(s) of Person Authorizing and Signing Document

executed the above instrument.




                                   /s/  REGIS POSSINO
[SEAL]                             --------------------------------
                                         Signature of Notary



Certificate of Amendment of the Articles of Inc.-2